Exhibit 10.1

EXECUTION VERSION

CONFIDENTIAL

Amendment No. 19 to the License Agreement

This Amendment No. 19 ("Amendment No. 19"), effective as of February 23, 2022 ("Amendment Effective Date"), to the License Agreement dated as of November 1, 1994, by and between S&P Dow Jones Indices, LLC ("S&P") and Cboe Exchange, Inc. ("CBOE"), as previously amended by Amendment No. 1 effective January 15, 1995, Amendment No. 2 effective April 1, 1998, Amendment No. 3 effective July 28, 2000, Amendment No. 4 effective October 27, 2000, Amendment No. 5 effective March 1, 2003, Amended and Restated Amendment No. 6 effective February 24, 2009 (which implemented "Addendum No. 1"), Amended and Restated Amendment No. 7 effective February 24, 2009, Amendment No. 8 effective January 9, 2005, Amendment No. 10 effective June 19, 2009, Amendment No. 11 effective April 29, 2010, Amendment No. 12 effective March 8, 2013, Amendment No. 13 effective December 21, 2017, and Amendment No. 14 effective December 20, 2018, Amendment No. 15 effective January 15, 2019, Amendment No. 16 effective April 1, 2020 Amendment No. 17 effective August 1, 2020 and Amendment No. 18 effective October 26, 2021(Amendment No. 9 effective April 23, 2007 having been terminated as of February 24, 2009), (the License Agreement, as so amended, the "Prior Agreement"). This Amendment No. 19 and the Prior Agreement shall hereafter be known as the "Agreement".

WHEREAS, the parties desire to modify the definitions of Mini-SPX Contract and Nano-SPX Contract.

NOW THEREFORE, the parties agree as follows:

1.S&P and CBOE agree that paragraph 1(h) of the Prior Agreement is hereby amended to read in its entirety as follows:

(h)"Mini-SPX Contract" shall mean, with respect to the S&P 500 Index, the S&P 500 ESG Index or any of the Select Sector Indices, a Standardized Option Contract that is based on reduced index values that are calculated by multiplying the values of the index (as published by S&P) by a decimal value equal to 0.1, and then applying a multiplier of one hundred dollars ($100).

2.S&P and CBOE agree that paragraph 1(r) of the Prior Agreement is hereby amended to read in its entirety as follows:

(r)"Nano-SPX Contract" shall mean, with respect to the S&P 500 Index, the S&P 500 ESG Index or any of the Select Sector Indices, a Standardized Option Contract that is based on reduced index values that are calculated by multiplying the values of the index (as published by S&P) by a decimal value equal to 0.1, and then applying a multiplier of one dollar ($1.00).

3.S&P consents to CBOE’s (and/or an affiliate’s on behalf of CBOE) past and future calculation, distribution and use of indexes that are 1/10th of the value of the S&P 500 (the “Mini Indexes”) as the basis for Standardized Option Contracts defined in the License Agreement as Mini-SPX Contracts and Nano-SPX Contract; provided, however, such calculation shall be (i) subject to CBOE’s entry into an Amendment to the Amended and Restated Calculation Agreement dated June 20, 2019 between S&P and Cboe Global Indices, LLC (as successor to Cboe Exchange, Incorporated) with respect to the calculation of the Mini Indexes; (ii) CBOE’s entry into Amendment No. 5 to the Index Value Distribution Agreement dated March 23, 2010, as amended, between S&P and Cboe Data Services, LLC with respect to the distribution of the Mini Indexes; (iii) CBOE’s acknowledgement and agreement that S&P shall be the Benchmark Administrator of such Mini Indexes (as that term is defined under

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the IOSCO Principles for Financial Benchmarks and the European Union Benchmark Regulation) and (iv) CBOE’s entry into Amendment No. 1 to the Amended & Restated Calculation Agreement dated June 20, 2019, which includes, without limitation,S&P’s ongoing right to prospectively terminate CBOE’s right to calculate the Mini Indexes upon S&P’s assumption of calculation of the Mini Indexes upon at least ninety (90) days’ notice to CBOE.
4.Terms that are used in this Amendment No. 19 but not modified or otherwise redefined herein shall have the respective meanings set forth in the Prior Agreement.

The terms and conditions of this Amendment No. 19 are acknowledged and agreed to:

CHICAGO EXCHANGE, INC.		S&P DOW JONES INDICES, LLC

Signature:	/s/ John F. Deters	Signature:	/s/ Bruce Schachne
Name:	John F. Deters	Name:	Bruce Schachne
Title:	EVP, CSO	Title:	Chief Commercial Officer
Date:	February 24, 2022	Date:	3/7/2022

CONFIDENTIAL